UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Steven I. Koszalka

American Funds Corporate Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Corporate Bond Fund® Annual report for the year ended May 31, 2018

A research-driven
fund of high-quality
corporate bonds

American Funds Corporate Bond Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, by Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2018 (the most recent calendar quarter-end):

	Cumulative total return	Average annual total return
			Lifetime
Class A shares	1 year	5 years	(since 12/14/12)

Reflecting 3.75% maximum sales charge	–4.79%	3.30%	2.30%

The total annual fund operating expense ratio is 1.02% for Class A shares as of the prospectus dated August 1, 2018. The net expense ratio is 0.90%.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2019. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results and the net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses would have been higher. Refer to the fund’s most recent prospectus for details. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of June 30, 2018, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.96%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

8	Financial statements

35	Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for American Funds Corporate Bond Fund®.

For the 12-month period ended May 31, 2018, the fund declined 0.64%, with all dividends reinvested. By way of comparison, the Bloomberg Barclays U.S. Corporate Investment Grade Index rose 0.06%, while the fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated Average, lost 0.18%.

During this time, the fund generated dividends totaling about 24 cents a share, providing investors who reinvested dividends with an income return of 2.34%. The fund also paid a capital gain distribution of 3 cents a share.

At the end of the period, the fund’s corporate holdings — representing about 85% of the portfolio — were spread among a variety of sectors. Bonds in the banking sector made up 13% of the portfolio on a market-value basis, representing an increased position over the year. Food, beverage and tobacco also increased in market value percentage terms, ending the year at 8.4%. Roughly 7.4% of the portfolio was invested in government securities, primarily U.S. Treasury notes. About 57% of the fund consisted of U.S.-domiciled issuers, with the rest chiefly invested in bonds from the United Kingdom, Canada and Switzerland. All securities are, and have been, denominated in U.S. dollars. A complete list of fund holdings begins on page 4.

Economic Backdrop

The past year has seen a shift toward a synchronized expansion of the global economy. U.S. economic data remained positive for much of the 12-month period. The Tax Cuts and Jobs Act (TCJA) passed in December helped encourage an equity market rally that saw the VIX index touch a multi-decade low of 9.14, as investment grade corporate bond spreads tightened to post-crisis lows. The benchmark 10-year Treasury rate remained range-bound until January, and subsequently breached 3% in April for the first time since 2014.

In September, the U.S. Federal Reserve announced its decision to begin unwinding its balance sheet purchases in 2018. This move was widely expected, as were the three subsequent 25-basis-point increases of the benchmark federal funds target rate during the period. Another increase set

Results at a glance

For periods ended May 31, 2018, with all distributions reinvested

	Cumulative total returns		Average annual total returns
					Lifetime
	6 months	1 year	3 years	5 years	(since 12/14/12)

American Funds Corporate Bond Fund (Class A shares)	–2.12%	–0.64%	2.95%	3.53%	3.11%
Bloomberg Barclays U.S. Corporate Investment Grade Index*	–1.82	0.06	2.63	3.05	2.69
Lipper Corporate Debt Funds BBB-Rated Average†	–1.83	–0.18	2.17	2.67	2.40
Lipper Corporate Debt Funds A-Rated Average†	–1.46	0.03	2.01	2.52	2.18

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Since the fund’s inception through July 29, 2016, certain fees, such as 12b-1 fees, were not charged on Class A shares. If these expenses had been deducted, results would have been lower.

American Funds Corporate Bond Fund	1

forth at the June 2018 meeting demonstrated that the central bank looks to continue to raise interest rates.

Growth continues to be modestly above trend across many countries and regions. While we expect this dynamic to continue in the near term, it is largely reflected in the current valuation of many fixed-income assets, including investment-grade corporate bonds (rated BBB/Baa and above). Though fund managers are not inclined to take more credit risk, we continue to find opportunities to invest in corporate bonds we believe have the potential to reward investors.

Corporate Bond Market

Investment-grade corporate bonds spent much of the period through January in positive territory, as demand remained relatively strong and spreads tightened to post-crisis levels. With rising rates, looming threat of a trade war and equity market volatility, corporate bond spreads — the difference between yields offered by U.S. corporate debt and Treasuries — have widened somewhat from their tightest levels. However, as spreads remain near recent tights, some valuations in our market can become harder to justify.

New primary market issuance has lagged so far in the calendar year 2018 vs. 2017, with the investment-grade issuance down 15% year to date in 2018. This is primarily due to interest rates rising overall, increasing the cost to borrow for companies. Additionally, many potential mergers contemplated in the past never came to be, as management teams ultimately assumed that the deals would not pass antitrust regulators. With the recent approval of the AT&T-Time Warner merger, many of these plans may be reintroduced and ultimately come to realization. This is an opportunity for investors within the corporate bond market and a development we are watching closely.

Inside the fund

During the year, we continued to refine the positions in the portfolio given the evolving credit themes and market environment. Fund managers evaluated new issues carefully, focusing on companies with improving fundamentals that can compensate for credit risk when spreads are at or near their tightest levels.

High-quality electrical utilities are one such place that has offered attractive relative value. The sector has performed well over the year and has contributed positively to results. Rising energy prices have helped contribute to outperformance, and the industry’s fundamentals overall still look attractive from a relative value standpoint.

FirstEnergy is a notable performer in this industry, and is among the fund’s top holdings in the utilities sector. The company’s 10 electric companies form one of the nation’s largest investor-owned electric systems. The issuer continues to improve as a result of management’s renewed focus on its regulated companies. Since our last annual report, S&P has upgraded their credit rating twice, and Moody’s has upgraded them once.

Overall, the portfolio was underweight banking issuers at the beginning of the period, but after the spread widening in February and March, we began to strategically enter the sector. This was only after prices became more attractive from a fundamental value standpoint. As a result, banking was a sector that outperformed during the year.

Teva Pharmaceutical, one of the fund’s largest issuers, struggled during the period due to challenges in its U.S. generics business. But the Israeli company is stabilizing its operations and reducing operating costs to strengthen its balance sheet. It has brought in a well-respected veteran CEO to execute its business plan. We see long-term value in the company and continue to hold it.

Outlook

As financial conditions begin to tighten, areas of concern include emerging market instability, trade protectionism and slowing bank credit growth. Despite these rising risks, the balance of rewards is attractive in several corporate sectors, such as the ones mentioned above. Further, managers are looking for an increase in upcoming merger-and-acquisition activity, driven by a deregulatory environment, to present investment opportunities over the coming year.

With credit spreads near their lows, finding compelling value is more difficult than ever. Investing in corporate bonds has always required deep credit research, and more so than ever in today’s market environment. Our managers rely on rigorous analysis that seeks to determine which industry, company or security mix will provide the outcome that helps investors pursue their financial objectives.

We thank you for making American Funds Corporate Bond Fund part of your portfolio.

Cordially,

David S. Lee
President

July 17, 2018

For current information about the fund, visit americanfunds.com.

2	American Funds Corporate Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period December 14, 2012, to May 31, 2018, with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The Bloomberg Barclays U.S. Corporate Investment Grade Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Thomson Reuters Lipper. Results of the Lipper Corporate Debt Funds BBB-Rated Average do not reflect any sales charges.
[4]	Includes reinvested dividends of $1,415 and reinvested capital gain distributions of $351.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total returns based on a $1,000 investment (for the period ended May 31, 2018)*

	Cumulative total return	Average annual total return
			Lifetime
	1 year	5 years	(since 12/14/12)

Class A shares	–4.34%	2.75%	2.39%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2019. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details. Visit americanfunds.com for more information.

Although the fund has plans of distribution for Class A shares, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Because fees for distribution services were not charged on these assets, total returns were higher. See the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Corporate Bond Fund	3

Summary investment portfolio May 31, 2018

Industry sector diversification	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	6.16%
AAA/Aaa	1.99
AA/Aa	10.69
A/A	31.77
BBB/Baa	40.60
Below investment grade	1.65
Short-term securities & other assets less liabilities	7.14

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 92.86%	Principal amount (000)	Value (000)
Corporate bonds & notes 85.08%
Financials 21.06%
Bank of America Corp. 3.55% 2024	$4,766	$4,725
Bank of America Corp. 3.97% 2029	4,327	4,267
BNP Paribas 3.375% 2025[1]	3,275	3,109
Citigroup Inc. 4.044% 2024	3,950	3,985
Citigroup Inc. 2.70%–4.08% 2022–2029	2,116	2,056
Crédit Agricole SA 3.75% 2023[1]	2,870	2,831
Discover Financial Services 3.35% 2023	2,900	2,848
Goldman Sachs Group, Inc. 4.223% 2029	3,851	3,805
Goldman Sachs Group, Inc. 2.91%–4.41% 2023–2039[2]	5,238	5,083
JPMorgan Chase & Co. 3.559% 2024	3,230	3,215
JPMorgan Chase & Co. 4.005% 2029	2,850	2,824
Lloyds Banking Group PLC 4.45% 2025	2,500	2,531
Lloyds Banking Group PLC 4.375% 2028	2,440	2,410
Morgan Stanley 3.737% 2024	3,550	3,543
Morgan Stanley 3.875% 2026	2,843	2,813
Morgan Stanley 3.77%–4.46% 2029–2039	1,737	1,690
Other securities		55,309
		107,044

Health care 11.77%
Becton, Dickinson and Co. 3.70% 2027	4,545	4,331
Becton, Dickinson and Co. 2.68%–3.36% 2019–2024	2,409	2,337
CVS Health Corp. 3.70% 2023	2,329	2,325
CVS Health Corp. 4.78% 2038	2,710	2,697
CVS Health Corp. 5.05% 2048	3,435	3,518
CVS Health Corp. 3.35%–4.30% 2021–2028	2,810	2,804
Shire PLC 3.20% 2026	2,720	2,501
Shire PLC 2.40%–2.88% 2021–2023	3,334	3,176

4	American Funds Corporate Bond Fund

	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Company BV 2.80% 2023	$6,540	$5,602
Teva Pharmaceutical Finance Company BV 2.20%–4.10% 2021–2046	3,561	2,783
Other securities		27,745
		59,819

Utilities 11.04%
EDP Finance BV 3.625% 2024[1]	3,550	3,472
Empresa Nacional de Electricidad SA 4.25% 2024	150	150
Enel Finance International SA 3.50% 2028[1]	3,400	3,061
Enel Finance International SA 3.63%–6.00% 2027–2039[1]	825	801
Enel Società per Azioni 8.75% 2073[1]	1,000	1,134
Exelon Corp. 3.497% 2022	3,125	3,099
FirstEnergy Corp. 3.50% 2028[1]	2,445	2,334
FirstEnergy Corp. 2.85%–4.25% 2022–2028[1]	2,816	2,804
Pennsylvania Electric Co. 3.25% 2028[1]	500	470
Public Service Enterprise Group Inc. 2.65% 2022	2,500	2,414
SCANA Corp. 4.75% 2021	2,450	2,477
Other securities		33,894
		56,110

Energy 10.86%
Chevron Corp. 2.498% 2022	3,490	3,427
Chevron Corp. 1.56%–2.95% 2019–2026	1,735	1,701
Energy Transfer Partners, LP 5.40% 2047	3,051	2,863
Energy Transfer Partners, LP 4.00%–6.13% 2026–2047	3,982	3,756
Kinder Morgan Energy Partners, LP 3.50% 2023	850	832
Kinder Morgan, Inc. 3.15%–5.55% 2023–2048	5,505	5,402
TransCanada PipeLines Ltd. 4.25% 2028	3,260	3,273
Other securities		33,965
		55,219

Consumer staples 10.77%
Anheuser-Busch InBev NV 2.65%–4.90% 2021–2048	5,250	5,301
British American Tobacco PLC 3.557% 2027[1]	4,880	4,599
British American Tobacco PLC 4.54% 2047[1]	3,425	3,250
British American Tobacco PLC 2.30%–3.22% 2020–2024[1]	1,710	1,662
Maple Escrow 4.597% 2028[1]	3,040	3,048
Maple Escrow 5.085% 2048[1]	2,667	2,686
Maple Escrow 3.55%–4.99% 2021–2038[1]	3,142	3,163
Procter & Gamble Co. 1.75% 2019	3,450	3,420
Reynolds American Inc. 4.45%–5.85% 2025–2045	450	479
Wal-Mart Stores, Inc. 1.75% 2019	3,000	2,972
WM. Wrigley Jr. Co 3.375% 2020[1]	2,950	2,963
Other securities		21,204
		54,747

Consumer discretionary 7.32%
Amazon.com, Inc. 3.15% 2027[1]	3,675	3,549
Amazon.com, Inc. 2.40%–4.05% 2023–2047[1]	2,725	2,688
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	2,980	2,804
CCO Holdings LLC and CCO Holdings Capital Corp. 3.58%–5.75% 2020–2048	2,865	2,761
Ford Motor Co. 5.291% 2046	3,130	3,017
Other securities		22,362
		37,181

Real estate 3.19%
WEA Finance LLC 2.70%–3.25% 2019–2020[1]	1,390	1,385
Westfield Corp. Ltd. 3.15% 2022[1]	4,585	4,510
Other securities		10,293
		16,188

Industrials 2.99%
CSX Corp. 3.80% 2028	2,850	2,814
Other securities		12,405
		15,219

American Funds Corporate Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Information technology 2.56%
Other securities		$12,993

Telecommunication services 2.54%
Vodafone Group PLC 5.25% 2048[3]	$2,750	2,784
Vodafone Group PLC 3.75%–4.38% 2024–2028[3]	3,275	3,257
Other securities		6,873
		12,914

Materials 0.98%
Other securities		4,968

Total corporate bonds & notes		432,402

U.S. Treasury bonds & notes 6.16%
U.S. Treasury 5.46%
U.S. Treasury 2.50% 2020[3]	3,875	3,881
U.S. Treasury 2.75% 2023	11,670	11,716
U.S. Treasury 2.875% 2028	5,129	5,140
U.S. Treasury 3.00% 2048[4]	6,369	6,350
U.S. Treasury 2.63%–2.75% 2021–2023[3]	689	691
		27,778

U.S. Treasury inflation-protected securities 0.70%
U.S. Treasury Inflation-Protected Securities 0.38%–0.63% 2026–2027[3,4,5]	3,618	3,535

Total U.S. Treasury bonds & notes		31,313

Bonds & notes of governments & government agencies outside the U.S. 1.28%
Saudi Arabia (Kingdom of) 3.625% 2028[1]	2,500	2,370
Other securities		4,158
		6,528

Other bonds & notes 0.34%
Other securities		1,739

Total bonds, notes & other debt instruments (cost: $482,149,000)		471,982

Short-term securities 6.09%
Emerson Electric Co. 1.78% due 6/13/2018[1]	9,400	9,394
Freddie Mac 1.79% due 7/26/2018	6,300	6,282
Pfizer Inc. 2.00% due 8/16/2018[1]	7,300	7,269
Société Générale 1.69% due 6/1/2018[1]	8,000	8,000

Total short-term securities (cost: $30,946,000)		30,945
Total investment securities 98.95% (cost: $513,095,000)		502,927
Other assets less liabilities 1.05%		5,336

Net assets 100.00%		$508,263

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

6	American Funds Corporate Bond Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 5/31/2018[7] (000)	Unrealized (depreciation) appreciation at 5/31/2018 (000)
5 Year U.S. Treasury Note Futures	Short	15	October 2018	$(1,500)	$(1,708)	$(12)
10 Year Ultra U.S. Treasury Note Futures	Short	45	September 2018	(4,500)	(5,776)	(56)
30 Year Ultra U.S. Treasury Bond Futures	Long	18	September 2018	1,800	2,871	6
						$(62)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 5/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation at 5/31/2018 (000)
3-month USD-LIBOR	2.51%	11/10/2047	$1,900	$156	$—	$156

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $139,709,000, which represented 27.49% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $246,000, which represented .05% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Corporate Bond Fund	7

Financial statements

Statement of assets and liabilities at May 31, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $513,095)		$502,927
Cash		149
Receivables for:
Sales of investments	$3,768
Sales of fund’s shares	1,361
Variation margin on futures contracts	18
Interest	3,962
Other	10	9,119
		512,195
Liabilities:
Payables for:
Purchases of investments	2,825
Repurchases of fund’s shares	717
Dividends on fund’s shares	29
Investment advisory services	195
Services provided by related parties	54
Trustees’ deferred compensation	1
Variation margin on futures contracts	13
Variation margin on swap contracts	4
Other	94	3,932
Net assets at May 31, 2018		$508,263

Net assets consist of:
Capital paid in on shares of beneficial interest		$521,971
Undistributed net investment income		123
Accumulated net realized loss		(3,757)
Net unrealized depreciation		(10,074)

Net assets at May 31, 2018		$508,263

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (50,813 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$406,919	40,681	$10.00
Class C	16,668	1,666	10.00
Class T	10	1	10.00
Class F-1	9,508	951	10.00
Class F-2	26,061	2,605	10.00
Class F-3	7,855	785	10.00
Class 529-A	22,659	2,265	10.00
Class 529-C	4,357	436	10.00
Class 529-E	925	93	10.00
Class 529-T	10	1	10.00
Class 529-F-1	2,486	248	10.00
Class R-1	262	26	10.00
Class R-2	3,240	324	10.00
Class R-2E	285	29	10.00
Class R-3	3,969	397	10.00
Class R-4	1,771	177	10.00
Class R-5E	41	4	10.00
Class R-5	670	67	10.00
Class R-6	567	57	10.00

See Notes to Financial Statements

8	American Funds Corporate Bond Fund

Statement of operations for the year ended May 31, 2018	(dollars in thousands)

Investment income:
Income:
Interest		$13,038
Fees and expenses*:
Investment advisory services	$1,833
Distribution services	1,126
Transfer agent services	425
Administrative services	68
Reports to shareholders	59
Registration statement and prospectus	438
Trustees’ compensation	2
Auditing and legal	116
Custodian	1
Other	133
Total fees and expenses before reimbursements	4,201
Less miscellaneous reimbursements	491
Total fees and expenses after reimbursements		3,710
Net investment income		9,328

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(1,932)
Futures contracts	44
Swap contracts	137	(1,751)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(13,727)
Futures contracts	(72)
Swap contracts	252	(13,547)
Net realized loss and unrealized depreciation		(15,298)

Net decrease in net assets resulting from operations		$(5,970)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended May 31
	2018	2017
Operations:
Net investment income	$9,328	$2,567
Net realized (loss) gain	(1,751)	214
Net unrealized (depreciation) appreciation	(13,547)	2,298
Net (decrease) increase in net assets resulting from operations	(5,970)	5,079

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(9,270)	(2,629)
Distributions from net realized gain on investments	(1,209)	(1,043)
Total dividends and distributions paid or accrued to shareholders	(10,479)	(3,672)

Net capital share transactions	279,269	192,452

Total increase in net assets	262,820	193,859

Net assets:
Beginning of year	245,443	51,584
End of year (including undistributed net investment income: $123 and $19, respectively)	$508,263	$245,443

See Notes to Financial Statements

American Funds Corporate Bond Fund	9

Notes to financial statements

1. Organization

American Funds Corporate Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)[1]	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

10	American Funds Corporate Bond Fund

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

American Funds Corporate Bond Fund	11

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$432,402	$—	$432,402
U.S. Treasury bonds & notes	—	31,313	—	31,313
Bonds & notes of governments & government agencies outside the U.S.	—	6,528	—	6,528
Other	—	1,739	—	1,739
Short-term securities	—	30,945	—	30,945
Total	$—	$502,927	$—	$502,927

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6	$—	$—	$6
Unrealized appreciation on interest rate swaps	—	156	—	156
Liabilities:
Unrealized depreciation on futures contracts	(68)	—	—	(68)
Total	$(62)	$156	$—	$94

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

12	American Funds Corporate Bond Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds

American Funds Corporate Bond Fund	13

of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $6,300,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $2,379,000.

14	American Funds Corporate Bond Fund

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. As of May 31, 2018, the fund did not have any credit default swaps. The average month-end notional amount of credit default swaps while held was $7,500,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, May 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$6	Unrealized depreciation*	$68
Swaps	Interest	Unrealized appreciation*	156	Unrealized depreciation*	—
			$162		$68

		Net realized gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$44	Net unrealized depreciation on futures contracts	$(72)
Swaps	Interest	Net realized gain on swap contracts	137	Net unrealized appreciation on swap contracts	277
Swaps	Credit	Net realized gain on swap contracts	—	Net unrealized depreciation on swap contracts	(25)
			$181		$180

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

American Funds Corporate Bond Fund	15

Collateral — The fund participates in a collateral program due to its use of futures contracts and interest rate swaps that calls for the fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2018, the fund reclassified $46,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of May 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$161
Post-October capital loss deferral*	(3,561)
Gross unrealized appreciation on investments	1,687
Gross unrealized depreciation on investments	(11,865)
Net unrealized depreciation on investments	(10,178)
Cost of investments	513,199

*	This deferral is considered incurred in the subsequent year.

16	American Funds Corporate Bond Fund

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended May 31, 2018						Year ended May 31, 2017
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid or accrued		Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$8,428		$293		$8,721		$3,163		$145		$3,308
Class B1,2							—	[3]	—	[3]	—	[3]
Class C1	260		13		273		90		3		93
Class T4	—	[3]	—	[3]	—	[3]	—	[3]	—		—	[3]
Class F-1[1]	150		5		155		25		1		26
Class F-2[1]	461		15		476		101		2		103
Class F-3[5]	190		6		196		9		—		9
Class 529-A1	367		13		380		74		2		76
Class 529-B1,2							—	[3]	—	[3]	—	[3]
Class 529-C1	58		3		61		20		—	[3]	20
Class 529-E1	17		1		18		7		—	[3]	7
Class 529-T4	—	[3]	—	[3]	—	[3]	—	[3]	—		—	[3]
Class 529-F-1[1]	41		1		42		11		—	[3]	11
Class R-1[1]	3		—	[3]	3		1		—	[3]	1
Class R-2[1]	39		2		41		4		—	[3]	4
Class R-2E1	3		—	[3]	3		1		—	[3]	1
Class R-3[1]	47		2		49		5		—	[3]	5
Class R-4[1]	31		1		32		3		—	[3]	3
Class R-5E1	1		—	[3]	1		1		—	[3]	1
Class R-5[1]	13		—	[3]	13		1		—	[3]	1
Class R-6[1]	15		—	[3]	15		3		—	[3]	3
Total	$10,124		$355		$10,479		$3,519		$153		$3,672

[1]	This share class began investment operations on July 29, 2016.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. On March 5, 2018, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2018, decreasing the annual rates to 0.360% and 0.310% on daily net assets in excess of $500 million and $1 billion, respectively. For the year ended May 31, 2018, the investment advisory services fee was $1,833,000, which was equivalent to an annualized rate of 0.460% of average daily net assets.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended May 31, 2018, total fees and expenses reimbursed by CRMC were $491,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may

American Funds Corporate Bond Fund	17

be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	American Funds Corporate Bond Fund

For the year ended May 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$863	$357		$33		Not applicable
Class C	145	16		7		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	15	7		3		Not applicable
Class F-2	Not applicable	15		8		Not applicable
Class F-3	Not applicable	1		3		Not applicable
Class 529-A	35	14		7		$10
Class 529-C	34	4		2		2
Class 529-E	3	—	*	1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	2		1		1
Class R-1	1	—	*	—	*	Not applicable
Class R-2	16	6		1		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	10	2		1		Not applicable
Class R-4	3	1		1		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	—	*	—	*	Not applicable
Class R-6	Not applicable	—	*	—	*	Not applicable
Total class-specific expenses	$1,126	$425		$68		$14

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $2,000 in the fund’s statement of operations reflects $2,000 in current fees (either paid in cash or deferred) and a net increase of less than $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2018.

American Funds Corporate Bond Fund	19

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended May 31, 2018

Class A	$299,299	29,063	$7,706		752		$(98,067)	(9,599)	$208,938		20,216
Class C	14,055	1,365	270		26		(6,902)	(677)	7,423		714
Class T	—	—	—		—		—	—	—		—
Class F-1	9,677	943	155		15		(2,280)	(223)	7,552		735
Class F-2	25,772	2,507	474		46		(5,032)	(493)	21,214		2,060
Class F-3	6,798	659	194		19		(2,104)	(206)	4,888		472
Class 529-A	18,588	1,807	378		37		(2,085)	(204)	16,881		1,640
Class 529-C	3,909	379	61		6		(1,624)	(157)	2,346		228
Class 529-E	469	46	18		2		(151)	(15)	336		33
Class 529-T	—	—	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 529-F-1	2,227	216	42		4		(475)	(46)	1,794		174
Class R-1	202	20	3		—	[2]	— [2]	— [2]	205		20
Class R-2	2,479	242	40		4		(289)	(28)	2,230		218
Class R-2E	267	26	3		1		—	—	270		27
Class R-3	4,150	406	47		5		(690)	(69)	3,507		342
Class R-4	1,106	108	31		3		(96)	(9)	1,041		102
Class R-5E	17	2	—	[2]	—	[2]	— [2]	— [2]	17		2
Class R-5	568	55	12		1		(3)	— [2]	577		56
Class R-6	120	12	14		1		(84)	(8)	50		5
Total net increase (decrease)	$389,703	37,856	$9,448		922		$(119,882)	(11,734)	$279,269		27,044

Year ended May 31, 2017

Class A	$183,941	17,934	$1,609		158		$(27,066)	(2,651)	$158,484		15,441
Class B3,4	26	3	—	[2]	—	[2]	(25)	(3)	1		—	[2]
Class C3	12,773	1,244	91		9		(3,060)	(301)	9,804		952
Class T5	10	1	—		—		—	—	10		1
Class F-1[3]	2,569	251	25		2		(381)	(37)	2,213		216
Class F-2[3]	9,457	919	100		10		(3,905)	(384)	5,652		545
Class F-3[6]	3,185	312	9		1		(1)	— [2]	3,193		313
Class 529-A3	6,955	677	75		8		(611)	(60)	6,419		625
Class 529-B3,4	14	1	—	[2]	—	[2]	(14)	(1)	—	[2]	—	[2]
Class 529-C3	2,305	224	21		2		(190)	(18)	2,136		208
Class 529-E3	608	59	7		1		— [2]	— [2]	615		60
Class 529-T5	10	1	—	[2]	—	[2]	—	—	10		1
Class 529-F-1[3]	813	80	12		1		(67)	(7)	758		74
Class R-1[3]	64	6	—	[2]	—	[2]	— [2]	— [2]	64		6
Class R-2[3]	1,083	106	4		—	[2]	(3)	— [2]	1,084		106
Class R-2E3	25	2	—		—		—	—	25		2
Class R-3[3]	553	55	3		—	[2]	(2)	— [2]	554		55
Class R-4[3]	768	75	3		—	[2]	— [2]	— [2]	771		75
Class R-5E3	25	2	—		—		—	—	25		2
Class R-5[3]	110	11	—	[2]	—	[2]	— [2]	— [2]	110		11
Class R-6[3]	521	52	3		—	[2]	—	— [2]	524		52
Total net increase (decrease)	$225,815	22,015	$1,962		192		$(35,325)	(3,462)	$192,452		18,745

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	This share class began investment operations on July 29, 2016.
[4]	Class B and 529-B shares of the fund were fully liquidated on May 5, 2017.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Class F-3 shares began investment operations on January 27, 2017.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $579,353,000 and $346,789,000, respectively, during the year ended May 31, 2018.

20	American Funds Corporate Bond Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
5/31/2018	$10.33	$.24	$(.30)	$(.06)	$(.24)	$(.03)	$(.27)	$10.00	(.64)%		$407		1.03%		.90%		2.37%
5/31/2017	10.27	.22	.18	.40	(.23)	(.11)	(.34)	10.33	3.90	[4]	211		.98	[4]	.87	[4]	2.16	[4]
5/31/2016	10.20	.30	.26	.56	(.29)	(.20)	(.49)	10.27	5.71	[4]	52		.75	[4]	.53	[4]	2.97	[4]
5/31/2015	10.11	.26	.08	.34	(.25)	—	(.25)	10.20	3.44	[4]	51		.71	[4]	.53	[4]	2.52	[4]
5/31/2014	9.85	.26	.25	.51	(.25)	— [5]	(.25)	10.11	5.36	[4]	51		.69	[4]	.53	[4]	2.65	[4]
Class C:
5/31/2018	10.33	.16	(.30)	(.14)	(.16)	(.03)	(.19)	10.00	(1.41)		17		1.81		1.68		1.58
5/31/2017[6,7]	10.57	.12	(.18)	(.06)	(.11)	(.07)	(.18)	10.33	(.47)[8]		10		1.77		1.64		1.40
Class T:
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.40)[4]		—	[9]	.83	[4]	.68	[4]	2.56	[4]
5/31/2017[6,10]	10.17	.04	.16	.20	(.04)	—	(.04)	10.33	1.97	[4,8]	—	[9]	.15	[4,8]	.10	[4,8]	.37	[4,8]
Class F-1:
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.69)		9		1.05		.94		2.35
5/31/2017[6,7]	10.57	.18	(.18)	— [5]	(.17)	(.07)	(.24)	10.33	.09	[8]	2		1.14		1.00		2.07
Class F-2:
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.41)		26		.76		.66		2.64
5/31/2017[6,7]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.33	[8]	5		.77		.66		2.35
Class F-3:
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.32)		8		.71		.58		2.69
5/31/2017[6,11]	10.09	.09	.24	.33	(.09)	—	(.09)	10.33	3.29	[8]	3		.32	[8]	.20	[8]	.89	[8]
Class 529-A:
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)		23		1.09		.98		2.32
5/31/2017[6,7]	10.57	.17	(.17)	— [5]	(.17)	(.07)	(.24)	10.33	.06	[8]	6		1.15		1.01		2.06

See end of table for footnotes.

American Funds Corporate Bond Fund	21

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
5/31/2018	$10.33	$.15	$(.30)	$(.15)	$(.15)	$(.03)	$(.18)	$10.00	(1.47)%	$4		1.86%		1.74%		1.53%
5/31/2017[6,7]	10.57	.12	(.18)	(.06)	(.11)	(.07)	(.18)	10.33	(.48)[8]	2		1.82		1.69		1.36
Class 529-E:
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.90)	1		1.29		1.16		2.11
5/31/2017[6,7]	10.57	.16	(.17)	(.01)	(.16)	(.07)	(.23)	10.33	(.02)[8]	1		1.27		1.13		1.93
Class 529-T:
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.47)[4]	—	[9]	.89	[4]	.75	[4]	2.49	[4]
5/31/2017[6,10]	10.17	.04	.16	.20	(.04)	—	(.04)	10.33	1.96 [4,8]	—	[9]	.16	[4,8]	.11	[4,8]	.36	[4,8]
Class 529-F-1:
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.48)	2		.85		.74		2.57
5/31/2017[6,7]	10.57	.20	(.18)	.02	(.19)	(.07)	(.26)	10.33	.30 [8]	1		.85		.71		2.36
Class R-1:
5/31/2018	10.33	.18	(.30)	(.12)	(.18)	(.03)	(.21)	10.00	(1.19)[4]	—	[9]	1.59	[4]	1.48	[4]	1.83	[4]
5/31/2017[6,7]	10.57	.18	(.17)	.01	(.18)	(.07)	(.25)	10.33	.15 [4,8]	—	[9]	1.12	[4]	.97	[4]	2.06	[4]
Class R-2:
5/31/2018	10.33	.17	(.30)	(.13)	(.17)	(.03)	(.20)	10.00	(1.35)	3		1.74		1.61		1.68
5/31/2017[6,7]	10.57	.15	(.17)	(.02)	(.15)	(.07)	(.22)	10.33	(.11)[8]	1		1.64		1.39		1.75
Class R-2E:
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)[4]	—	[9]	1.32	[4]	1.22	[4]	2.16	[4]
5/31/2017[6,7]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.36 [4,8]	—	[9]	.75	[4]	.63	[4]	2.33	[4]

22	American Funds Corporate Bond Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income to average net assets[3]
Class R-3:
5/31/2018	$10.33	$.21	$(.30)	$(.09)	$(.21)	$(.03)	$(.24)	$10.00	(.92)%		$4		1.28%	1.18%	2.16%
5/31/2017[6,7]	10.57	.17	(.17)	— [5]	(.17)	(.07)	(.24)	10.33	.10	[8]	1		1.29	1.11	2.02
Class R-4:
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.66)		2		1.05	.92	2.36
5/31/2017[6,7]	10.57	.20	(.18)	.02	(.19)	(.07)	(.26)	10.33	.26	[8]	1		1.15	.85	2.31
Class R-5E:
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.35)		—	[9]	.81	.61	2.66
5/31/2017[6,7]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.37	[8]	—	[9]	.73	.62	2.34
Class R-5:
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.37)		1		.74	.62	2.67
5/31/2017[6,7]	10.57	.21	(.18)	.03	(.20)	(.07)	(.27)	10.33	.34	[8]	—	[9]	.81	.63	2.42
Class R-6:
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.36)		1		.76	.62	2.63
5/31/2017[6,7]	10.57	.21	(.19)	.02	(.19)	(.07)	(.26)	10.33	.30	[8]	1		.84	.62	2.54

	Year ended May 31
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	153%	162%	295%	204%	178%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of a reimbursement from CRMC. During the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $.01.
[6]	Based on operations for a period that is less than a full year.
[7]	This share class began investment operations on July 29, 2016.
[8]	Not annualized.
[9]	Amount less than $1 million.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Class F-3 shares began investment operations on January 27, 2017.

See Notes to Financial Statements

American Funds Corporate Bond Fund	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Corporate Bond Fund (the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the changes in its net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
July 17, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

24	American Funds Corporate Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2017, through May 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Corporate Bond Fund	25

	Beginning account value 12/1/2017	Ending account value 5/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$978.79	$4.49	.91%
Class A – assumed 5% return	1,000.00	1,020.39	4.58	.91
Class C – actual return	1,000.00	975.03	8.27	1.68
Class C – assumed 5% return	1,000.00	1,016.55	8.45	1.68
Class T – actual return	1,000.00	980.04	3.36	.68
Class T – assumed 5% return	1,000.00	1,021.54	3.43	.68
Class F-1 – actual return	1,000.00	978.66	4.64	.94
Class F-1 – assumed 5% return	1,000.00	1,020.24	4.73	.94
Class F-2 – actual return	1,000.00	980.05	3.21	.65
Class F-2 – assumed 5% return	1,000.00	1,021.69	3.28	.65
Class F-3 – actual return	1,000.00	980.44	2.81	.57
Class F-3 – assumed 5% return	1,000.00	1,022.09	2.87	.57
Class 529-A – actual return	1,000.00	978.60	4.69	.95
Class 529-A – assumed 5% return	1,000.00	1,020.19	4.78	.95
Class 529-C – actual return	1,000.00	974.77	8.57	1.74
Class 529-C – assumed 5% return	1,000.00	1,016.26	8.75	1.74
Class 529-E – actual return	1,000.00	977.62	5.67	1.15
Class 529-E – assumed 5% return	1,000.00	1,019.20	5.79	1.15
Class 529-T – actual return	1,000.00	979.69	3.70	.75
Class 529-T – assumed 5% return	1,000.00	1,021.19	3.78	.75
Class 529-F-1 – actual return	1,000.00	979.68	3.60	.73
Class 529-F-1 – assumed 5% return	1,000.00	1,021.29	3.68	.73
Class R-1 – actual return	1,000.00	975.84	7.49	1.52
Class R-1 – assumed 5% return	1,000.00	1,017.35	7.64	1.52
Class R-2 – actual return	1,000.00	975.40	7.88	1.60
Class R-2 – assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class R-2E – actual return	1,000.00	977.01	6.31	1.28
Class R-2E – assumed 5% return	1,000.00	1,018.55	6.44	1.28
Class R-3 – actual return	1,000.00	977.47	5.77	1.17
Class R-3 – assumed 5% return	1,000.00	1,019.10	5.89	1.17
Class R-4 – actual return	1,000.00	978.79	4.49	.91
Class R-4 – assumed 5% return	1,000.00	1,020.39	4.58	.91
Class R-5E – actual return	1,000.00	980.20	3.06	.62
Class R-5E – assumed 5% return	1,000.00	1,021.84	3.13	.62
Class R-5 – actual return	1,000.00	980.22	3.01	.61
Class R-5 – assumed 5% return	1,000.00	1,021.89	3.07	.61
Class R-6 – actual return	1,000.00	980.23	3.06	.62
Class R-6 – assumed 5% return	1,000.00	1,021.84	3.13	.62

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	American Funds Corporate Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended May 31, 2018:

Long-term capital gains	$355,000
Qualified dividend income	$70,000
Corporate dividends received deduction	$28,000
U.S. government income that may be exempt from state taxation	$334,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

American Funds Corporate Bond Fund	27

Approval of Investment Advisory and Service Agreement

American Funds Corporate Bond Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2019. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $500 million and $1 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of seeking to provide maximum total return consistent with capital preservation and prudent risk management. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Corporate Debt Funds BBB-Rated Average, the Lipper Corporate Debt Funds A-Rated Average and the Bloomberg Barclays U.S. Corporate Investment Grade Index. They noted the fund’s short history and reviewed the results for the one-year, three-year and lifetime periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were slightly higher than other funds in the Lipper Corporate Debt Funds BBB-Rated category. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

28	American Funds Corporate Bond Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Corporate Bond Fund	29

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30	American Funds Corporate Bond Fund

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American Funds Corporate Bond Fund	31

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32	American Funds Corporate Bond Fund

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American Funds Corporate Bond Fund	33

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34	American Funds Corporate Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2012	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	78	None
Leonard R. Fuller, 1946	2012	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	78	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2012	Private investor	81	None
Merit E. Janow, 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2012	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	2012	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	None
Alexandra Trower, 1963	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	68	None

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

American Funds Corporate Bond Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David S. Lee, 1972 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Scott T. Sykes, 1991 Senior Vice President	2017	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	American Funds Corporate Bond Fund

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete May 31, 2018, portfolio of American Funds Corporate Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Corporate Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Corporate Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	CBF

Registrant:
a) Audit Fees:

Audit	2017	83,000
	2018	106,000

b) Audit-Related Fees:
	2017	None
	2018	None

c) Tax Fees:
	2017	9,000
	2018	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2017	None
	2018	1,000

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2017	None
	2018	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2017	None
	2018	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	2,000
2018	51,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $11,000 for fiscal year 2017 and $60,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Corporate Bond Fund®
Investment portfolio
May 31, 2018
Bonds, notes & other debt instruments 92.86% Corporate bonds & notes 85.08% Financials 21.06%	Principal amount (000)	Value (000)
ABN AMRO Bank NV 2.65% 2021[1]	$800	$788
ACE INA Holdings Inc. 2.30% 2020	200	197
ACE INA Holdings Inc. 2.875% 2022	15	15
ACE INA Holdings Inc. 3.15% 2025	250	243
ACE INA Holdings Inc. 3.35% 2026	100	98
American International Group, Inc. 3.90% 2026	300	293
American International Group, Inc. 4.20% 2028	300	297
American International Group, Inc. 4.80% 2045	100	99
American International Group, Inc. 4.75% 2048	1,450	1,431
AXA SA 5.0% 2048[1]	1,275	1,219
Bank of America Corp. 3.55% 2024	4,766	4,725
Bank of America Corp. 3.97% 2029	4,327	4,267
Bank of Nova Scotia 2.50% 2021	675	665
Barclays Bank PLC 4.972% 2029	1,000	996
Barclays Bank PLC 4.95% 2047	1,300	1,226
BB&T Corp. 3.70% 2025	1,000	998
Berkshire Hathaway Inc. 3.125% 2026	350	340
Berkshire Hathaway Inc. 4.50% 2043	125	133
BNP Paribas 3.375% 2025[1]	3,275	3,109
CBOE Holdings, Inc. 1.95% 2019	850	842
Citigroup Inc. 2.70% 2022	300	290
Citigroup Inc. 4.044% 2024	3,950	3,985
Citigroup Inc. 3.20% 2026	375	350
Citigroup Inc. 4.075% 2029	1,441	1,416
Cooperatieve Rabobank U.A. 2.75% 2023	250	242
Crédit Agricole SA 3.75% 2023[1]	2,870	2,831
Crédit Agricole SA 4.375% 2025[1]	480	471
Credit Suisse Group AG 2.997% 2023[1]	1,250	1,203
Credit Suisse Group AG 3.80% 2023	725	720
Credit Suisse Group AG 4.55% 2026	500	505
Credit Suisse Group AG 3.869% 2029[1]	2,000	1,885
Danske Bank AS 2.80% 2021[1]	750	741
Danske Bank AS 2.70% 2022[1]	200	195
Discover Financial Services 3.35% 2023	2,900	2,848
Goldman Sachs Group, Inc. 2.905% 2023	2,125	2,057
Goldman Sachs Group, Inc. 3.75% 2025	188	184
Goldman Sachs Group, Inc. 3.50% 2026[2]	1,025	1,020
Goldman Sachs Group, Inc. 3.814% 2029	1,575	1,506
Goldman Sachs Group, Inc. 4.223% 2029	3,851	3,805
Goldman Sachs Group, Inc. 4.411% 2039	325	316
Groupe BPCE SA 2.75% 2023[1]	250	240
Groupe BPCE SA 5.70% 2023[1]	200	212
Groupe BPCE SA 5.15% 2024[1]	620	636
HSBC Holdings PLC 3.033% 2023	1,350	1,314
HSBC Holdings PLC 3.326% 2024[2]	500	499
HSBC Holdings PLC 3.95% 2024	500	501
American Funds Corporate Bond Fund — Page 1 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
HSBC Holdings PLC 4.041% 2028	$830	$814
Intesa Sanpaolo SpA 5.017% 2024[1]	870	793
Intesa Sanpaolo SpA 3.875% 2027[1]	575	505
Intesa Sanpaolo SpA 3.875% 2028[1]	2,450	2,140
JPMorgan Chase & Co. 3.559% 2024	3,230	3,215
JPMorgan Chase & Co. 4.005% 2029	2,850	2,824
Lloyds Banking Group PLC 4.45% 2025	2,500	2,531
Lloyds Banking Group PLC 4.375% 2028	2,440	2,410
MetLife, Inc. 4.60% 2046	100	103
Metropolitan Life Global Funding I 2.00% 2020[1]	150	147
Metropolitan Life Global Funding I 2.05% 2020[1]	1,350	1,324
Metropolitan Life Global Funding I 2.50% 2020[1]	150	148
Metropolitan Life Global Funding I 1.95% 2021[1]	1,000	961
Metropolitan Life Global Funding I 2.40% 2021[1]	1,200	1,179
Metropolitan Life Global Funding I 3.45% 2026[1]	150	146
Metropolitan Life Global Funding I 3.00% 2027[1]	200	187
Mitsubishi UFJ Financial Group, Inc. 2.665% 2022	605	587
Mitsubishi UFJ Financial Group, Inc. 3.455% 2023	1,100	1,094
Morgan Stanley 3.737% 2024	3,550	3,543
Morgan Stanley 3.875% 2026	2,843	2,813
Morgan Stanley 3.772% 2029	1,387	1,342
Morgan Stanley 4.457% 2039	350	348
New York Life Global Funding 1.95% 2020[1]	800	783
New York Life Global Funding 1.70% 2021[1]	900	861
New York Life Global Funding 2.00% 2021[1]	800	777
New York Life Global Funding 2.30% 2022[1]	1,150	1,110
New York Life Global Funding 3.00% 2028[1]	550	520
PNC Bank 2.00% 2020	2,000	1,964
PRICOA Global Funding I 2.45% 2022[1]	865	834
Principal Financial Group, Inc. 4.111% 2028[1]	250	249
Prudential Financial, Inc. 3.878% 2028	400	399
Prudential Financial, Inc. 5.625% 2043	150	156
Prudential Financial, Inc. 3.905% 2047	350	321
Rabobank Nederland 4.375% 2025	500	493
Royal Bank of Canada 2.125% 2020	1,500	1,479
Royal Bank of Scotland PLC 3.498% 2023	625	610
Santander Holdings USA, Inc. 3.70% 2022	1,450	1,433
Santander Holdings USA, Inc. 3.40% 2023	800	775
Sumitomo Mitsui Banking Corp. 2.784% 2022	790	768
Sumitomo Mitsui Banking Corp. 3.102% 2023	1,100	1,079
Travelers Companies, Inc. 3.75% 2046	150	140
Travelers Companies, Inc. 4.00% 2047	105	102
Travelers Companies, Inc. 4.05% 2048	325	318
UBS Group AG 2.859% 2023[1]	1,300	1,249
UniCredit SPA 4.625% 2027[1]	2,330	2,194
UniCredit SPA 5.861% 2032[1]	200	183
US Bancorp 2.05% 2020	1,650	1,616
US Bancorp 2.625% 2022	750	737
Wells Fargo & Co. 2.625% 2022	1,325	1,276
Wells Fargo & Co. 3.55% 2025	1,567	1,526
Wells Fargo & Co. 3.584% 2028	2,075	1,985
		107,044
American Funds Corporate Bond Fund — Page 2 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care 11.77%	Principal amount (000)	Value (000)
Abbott Laboratories 2.90% 2021	$1,404	$1,389
Abbott Laboratories 3.40% 2023	1,173	1,164
Abbott Laboratories 3.75% 2026	355	351
Abbott Laboratories 4.90% 2046	170	184
AbbVie Inc. 2.50% 2020	100	99
AbbVie Inc. 2.30% 2021	330	322
AbbVie Inc. 2.85% 2023	600	581
AbbVie Inc. 3.20% 2026	1,550	1,459
AbbVie Inc. 4.45% 2046	2,120	2,041
Allergan PLC 3.00% 2020	300	299
Allergan PLC 3.45% 2022	400	395
Allergan PLC 3.80% 2025	2,250	2,185
Allergan PLC 4.75% 2045	1,172	1,130
Amgen Inc. 2.65% 2022	742	720
AstraZeneca PLC 2.375% 2022	975	937
Becton, Dickinson and Co. 2.675% 2019	49	49
Becton, Dickinson and Co. 2.894% 2022	1,210	1,176
Becton, Dickinson and Co. 3.363% 2024	1,150	1,112
Becton, Dickinson and Co. 3.70% 2027	4,545	4,331
Boston Scientific Corp. 2.85% 2020	150	149
Boston Scientific Corp. 3.375% 2022	400	398
Celgene Corp. 3.25% 2023	1,525	1,493
CVS Health Corp. 3.35% 2021	340	341
CVS Health Corp. 3.70% 2023	2,329	2,325
CVS Health Corp. 4.10% 2025	820	822
CVS Health Corp. 4.30% 2028	1,650	1,641
CVS Health Corp. 4.78% 2038	2,710	2,697
CVS Health Corp. 5.05% 2048	3,435	3,518
GlaxoSmithKline PLC 3.875% 2028	600	609
Johnson & Johnson 2.625% 2025	1,985	1,902
Johnson & Johnson 3.50% 2048	345	327
Laboratory Corporation of America Holdings 2.625% 2020	200	199
Laboratory Corporation of America Holdings 3.60% 2027	600	574
Medtronic, Inc. 3.50% 2025	200	199
Medtronic, Inc. 4.625% 2045	300	323
Novartis Capital Corp. 2.40% 2022	2,000	1,949
Roche Holdings, Inc. 2.25% 2019[1]	400	398
Roche Holdings, Inc. 1.75% 2022[1]	2,000	1,911
Roche Holdings, Inc. 3.35% 2024[1]	1,000	999
Roche Holdings, Inc. 2.375% 2027[1]	935	857
Shire PLC 2.40% 2021	1,481	1,426
Shire PLC 2.875% 2023	1,853	1,750
Shire PLC 3.20% 2026	2,720	2,501
Teva Pharmaceutical Finance Company BV 2.20% 2021	271	249
Teva Pharmaceutical Finance Company BV 2.80% 2023	6,540	5,602
Teva Pharmaceutical Finance Company BV 3.15% 2026	1,640	1,327
Teva Pharmaceutical Finance Company BV 4.10% 2046	1,650	1,207
UnitedHealth Group Inc. 2.125% 2021	100	98
UnitedHealth Group Inc. 3.75% 2025	400	402
WellPoint, Inc. 3.125% 2022	1,325	1,308
Zimmer Holdings, Inc. 3.15% 2022	400	394
		59,819
American Funds Corporate Bond Fund — Page 3 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities 11.04%	Principal amount (000)	Value (000)
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[1]	$1,275	$1,264
American Electric Power Co., Inc. 3.20% 2027	1,350	1,270
Berkshire Hathaway Energy Co. 2.375% 2021[1]	1,750	1,718
Centerpoint Energy, Inc. 2.50% 2022	440	425
CMS Energy Corp. 3.00% 2026	600	565
CMS Energy Corp. 3.45% 2027	373	360
Colbun SA 4.50% 2024	200	201
Colbun SA 3.95% 2027[1]	1,650	1,551
Comision Federal de Electricidad 4.75% 2027[1]	500	487
Consolidated Edison Co. of New York 4.50% 2058	850	867
Consumers Energy Co. 4.05% 2048	1,500	1,519
Dominion Resources, Inc. 2.962% 2019	300	300
Dominion Resources, Inc. 2.579% 2020	425	419
DTE Electric Co 4.05% 2048	465	465
EDP Finance BV 5.25% 2021[1]	400	415
EDP Finance BV 3.625% 2024[1]	3,550	3,472
Electricité de France SA 4.95% 2045[1]	200	210
Electricité de France SA 5.25% (undated)[1]	150	147
Emera Inc. 6.75% 2076	400	425
Emera US Finance LP 4.75% 2046	1,425	1,420
Empresa Nacional de Electricidad SA 4.25% 2024	150	150
Enel Finance International SA 3.625% 2027[1]	575	526
Enel Finance International SA 3.50% 2028[1]	3,400	3,061
Enel Finance International SA 6.00% 2039[1]	250	275
Enel Società per Azioni 8.75% 2073[1]	1,000	1,134
Entergy Corp. 4.00% 2022	1,500	1,529
Eversource Energy 2.50% 2021	300	296
Exelon Corp. 3.497% 2022	3,125	3,099
FirstEnergy Corp. 2.85% 2022	56	54
FirstEnergy Corp. 3.90% 2027	1,525	1,497
FirstEnergy Corp. 3.50% 2028[1]	2,445	2,334
FirstEnergy Corp. 4.10% 2028[1]	650	656
FirstEnergy Corp., Series B, 4.25% 2023	585	597
Great Plains Energy Inc. 4.20% 2047	675	672
Great Plains Energy Inc. 4.20% 2048	525	523
Iberdrola Finance Ireland 5.00% 2019[1]	150	154
IPALCO Enterprises, Inc. 3.70% 2024	400	388
Mississippi Power Co. 3.95% 2028	1,000	996
Mississippi Power Co. 4.25% 2042	2,125	2,021
National Grid Plc 3.15% 2027[1]	265	252
New York State Electric & Gas Corp. 3.25% 2026[1]	100	96
NextEra Energy, Inc. 1.649% 2018	500	499
Niagara Mohawk Power Corp. 3.508% 2024[1]	300	301
NiSource Finance Corp. 2.65% 2022	100	97
Pacific Gas and Electric Co. 2.45% 2022	1,450	1,389
Pacific Gas and Electric Co. 3.30% 2027	2,279	2,120
Pacific Gas and Electric Co. 3.30% 2027	1,500	1,388
Pennsylvania Electric Co. 3.25% 2028[1]	500	470
Progress Energy, Inc. 7.00% 2031	525	670
Public Service Enterprise Group Inc. 2.00% 2021	1,475	1,405
Public Service Enterprise Group Inc. 2.65% 2022	2,500	2,414
Puget Energy, Inc. 5.625% 2022	1,040	1,112
Puget Energy, Inc. 3.65% 2025	275	270
SCANA Corp. 6.25% 2020	500	517
American Funds Corporate Bond Fund — Page 4 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
SCANA Corp. 4.75% 2021	$2,450	$2,477
SCANA Corp. 4.125% 2022	600	592
South Carolina Electric & Gas Co. 5.30% 2033	846	909
South Carolina Electric & Gas Co. 5.45% 2041	508	553
Teco Finance, Inc. 5.15% 2020	810	837
Xcel Energy Inc. 3.35% 2026	290	280
		56,110
Energy 10.86%
Anadarko Petroleum Corp. 4.85% 2021	545	564
Anadarko Petroleum Corp. 5.55% 2026	565	612
Andeavor Logistics LP 3.50% 2022	985	969
Andeavor Logistics LP 4.25% 2027	85	82
Andeavor Logistics LP 5.20% 2047	50	50
Baker Hughes, a GE Co. 3.337% 2027	425	400
Baker Hughes, a GE Co. 4.08% 2047	1,105	1,015
Canadian Natural Resources Ltd. 2.95% 2023	695	675
Canadian Natural Resources Ltd. 3.85% 2027	985	967
Canadian Natural Resources Ltd. 4.95% 2047	1,175	1,248
Cenovus Energy Inc. 3.00% 2022	260	250
Cenovus Energy Inc. 4.25% 2027	680	654
Cenovus Energy Inc. 5.40% 2047	2,295	2,290
Chevron Corp. 1.561% 2019	370	367
Chevron Corp. 2.10% 2021	1,225	1,199
Chevron Corp. 2.498% 2022	3,490	3,427
Chevron Corp. 2.954% 2026	140	135
Enbridge Energy Partners, LP 4.375% 2020	60	61
Enbridge Energy Partners, LP 5.875% 2025	85	93
Enbridge Energy Partners, LP 7.375% 2045	1,691	2,234
Enbridge Inc. 2.90% 2022	825	800
Enbridge Inc. 4.00% 2023	325	327
Enbridge Inc. 3.70% 2027	1,971	1,889
Energy Transfer Partners, LP 4.75% 2026	75	75
Energy Transfer Partners, LP 4.00% 2027	322	304
Energy Transfer Partners, LP 4.20% 2027	1,070	1,025
Energy Transfer Partners, LP 6.125% 2045	250	254
Energy Transfer Partners, LP 5.30% 2047	2,265	2,098
Energy Transfer Partners, LP 5.40% 2047	3,051	2,863
EnLink Midstream Partners, LP 2.70% 2019	60	60
EnLink Midstream Partners, LP 4.85% 2026	270	271
EnLink Midstream Partners, LP 5.45% 2047	1,492	1,409
EQT Corp. 3.90% 2027	1,165	1,109
Exxon Mobil Corp. 2.222% 2021	2,000	1,971
Halliburton Co. 3.80% 2025	120	120
Halliburton Co. 5.00% 2045	340	368
Kinder Morgan Energy Partners, LP 3.50% 2023	850	832
Kinder Morgan, Inc. 3.15% 2023	610	592
Kinder Morgan, Inc. 4.30% 2028	2,365	2,320
Kinder Morgan, Inc. 5.55% 2045	250	258
Kinder Morgan, Inc. 5.05% 2046	1,425	1,385
Kinder Morgan, Inc. 5.20% 2048	855	847
Marathon Oil Corp. 4.40% 2027	500	507
MPLX LP 4.125% 2027	260	254
MPLX LP 4.00% 2028	75	73
American Funds Corporate Bond Fund — Page 5 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
MPLX LP 5.20% 2047	$10	$10
MPLX LP 4.70% 2048	75	72
Noble Energy, Inc. 4.95% 2047	435	451
Petróleos Mexicanos 6.875% 2026	315	333
Petróleos Mexicanos 6.50% 2027	355	362
Petróleos Mexicanos 5.35% 2028[1]	1,200	1,133
Petróleos Mexicanos 6.75% 2047	1,805	1,711
Petróleos Mexicanos 6.35% 2048[1]	768	700
Phillips 66 Partners LP 3.55% 2026	185	176
Phillips 66 Partners LP 3.75% 2028	440	419
Phillips 66 3.90% 2028	595	592
Phillips 66 Partners LP 4.90% 2046	10	10
Royal Dutch Shell PLC 1.75% 2021	50	48
Royal Dutch Shell PLC 2.50% 2026	100	93
Royal Dutch Shell PLC 3.75% 2046	95	90
Sabine Pass Liquefaction, LLC 5.625% 2021	380	398
Sabine Pass Liquefaction, LLC 5.625% 2025	607	650
Sabine Pass Liquefaction, LLC 5.00% 2027	430	443
Sabine Pass Liquefaction, LLC 4.20% 2028	60	58
Schlumberger BV 3.625% 2022[1]	675	677
Schlumberger BV 4.00% 2025[1]	715	718
TransCanada PipeLines Ltd. 4.25% 2028	3,260	3,273
TransCanada PipeLines Ltd. 4.875% 2048	800	824
Valero Energy Partners LP 4.375% 2026	225	224
Western Gas Partners LP 4.65% 2026	585	590
Western Gas Partners LP 4.50% 2028	70	70
Western Gas Partners LP 5.30% 2048	350	343
Williams Partners LP 4.50% 2023	800	820
Williams Partners LP 4.00% 2025	149	146
Williams Partners LP 3.75% 2027	509	482
		55,219
Consumer staples 10.77%
Altria Group, Inc. 2.625% 2020	175	174
Altria Group, Inc. 3.875% 2046	2,275	2,029
Anheuser-Busch InBev NV 2.65% 2021	500	496
Anheuser-Busch InBev NV 3.50% 2024	180	180
Anheuser-Busch InBev NV 3.65% 2026	850	835
Anheuser-Busch InBev NV 4.00% 2028	200	200
Anheuser-Busch InBev NV 4.90% 2046	1,635	1,704
Anheuser-Busch InBev NV 4.60% 2048	1,885	1,886
British American Tobacco PLC 2.297% 2020[1]	1,000	980
British American Tobacco PLC 2.764% 2022[1]	310	299
British American Tobacco PLC 3.222% 2024[1]	400	383
British American Tobacco PLC 3.557% 2027[1]	4,880	4,599
British American Tobacco PLC 4.54% 2047[1]	3,425	3,250
Coca-Cola Co. 2.20% 2022	1,250	1,218
Colgate-Palmolive Co. 2.25% 2022	1,675	1,623
Constellation Brands, Inc. 2.25% 2020	600	588
Constellation Brands, Inc. 2.65% 2022	1,195	1,151
Constellation Brands, Inc. 2.70% 2022	20	19
Constellation Brands, Inc. 3.20% 2023	1,886	1,852
Constellation Brands, Inc. 3.60% 2028	710	680
Constellation Brands, Inc. 4.10% 2048	200	182
American Funds Corporate Bond Fund — Page 6 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Costco Wholesale Corp. 2.30% 2022	$150	$146
Costco Wholesale Corp. 2.75% 2024	1,550	1,508
Costco Wholesale Corp. 3.00% 2027	525	503
General Mills, Inc. 3.20% 2021	100	100
General Mills, Inc. 3.70% 2023	120	120
General Mills, Inc. 4.20% 2028	140	138
Kraft Heinz Co. 3.50% 2022	1,650	1,647
Maple Escrow 3.551% 2021[1]	975	980
Maple Escrow 4.057% 2023[1]	1,660	1,671
Maple Escrow 4.417% 2025[1]	420	424
Maple Escrow 4.597% 2028[1]	3,040	3,048
Maple Escrow 4.985% 2038[1]	87	88
Maple Escrow 5.085% 2048[1]	2,667	2,686
Molson Coors Brewing Co. 1.45% 2019	100	98
Molson Coors Brewing Co. 2.25% 2020	325	320
Molson Coors Brewing Co. 2.10% 2021	750	722
Molson Coors Brewing Co. 3.00% 2026	250	228
Molson Coors Brewing Co. 4.20% 2046	1,205	1,077
Pernod Ricard SA 4.45% 2022[1]	600	621
Philip Morris International Inc. 2.375% 2022	975	938
Philip Morris International Inc. 2.50% 2022	750	723
Philip Morris International Inc. 3.125% 2028	200	190
Philip Morris International Inc. 4.25% 2044	650	628
Procter & Gamble Co. 1.75% 2019	3,450	3,420
Reckitt Benckiser Group PLC 2.375% 2022[1]	1,550	1,487
Reynolds American Inc. 4.45% 2025	225	228
Reynolds American Inc. 5.85% 2045	225	251
Wal-Mart Stores, Inc. 1.75% 2019	3,000	2,972
Wal-Mart Stores, Inc. 2.35% 2022	200	194
WM. Wrigley Jr. Co 3.375% 2020[1]	2,950	2,963
WM. Wrigley Jr. Co. 2.90% 2019[1]	300	300
		54,747
Consumer discretionary 7.32%
Amazon.com, Inc. 2.40% 2023[1]	950	916
Amazon.com, Inc. 2.80% 2024[1]	100	97
Amazon.com, Inc. 3.15% 2027[1]	3,675	3,549
Amazon.com, Inc. 4.05% 2047[1]	1,675	1,675
American Honda Finance Corp. 1.65% 2021	200	192
American Honda Finance Corp. 2.60% 2022	100	98
American Honda Finance Corp. 3.50% 2028	200	198
Bayerische Motoren Werke AG 2.15% 2020[1]	100	99
Bayerische Motoren Werke AG 2.00% 2021[1]	400	387
Bayerische Motoren Werke AG 3.45% 2023[1]	200	199
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	200	200
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	200	204
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	200	183
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	2,980	2,804
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	930	867
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	1,335	1,307
Comcast Corp. 3.30% 2027	250	236
Comcast Corp. 4.75% 2044	300	299
Comcast Corp. 4.00% 2047	490	437
Comcast Corp. 4.00% 2048	1,205	1,072
American Funds Corporate Bond Fund — Page 7 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
DaimlerChrysler North America Holding Corp. 2.25% 2020[1]	$425	$420
DaimlerChrysler North America Holding Corp. 2.70% 2020[1]	1,250	1,238
DaimlerChrysler North America Holding Corp. 2.20% 2021[1]	725	697
DaimlerChrysler North America Holding Corp. 3.35% 2023[1]	1,200	1,186
DaimlerChrysler North America Holding Corp. 3.50% 2025[1]	300	293
Ford Motor Co. 4.346% 2026	200	198
Ford Motor Co. 5.291% 2046	3,130	3,017
Ford Motor Credit Co. 4.134% 2025	200	197
Ford Motor Credit Co. 3.815% 2027	200	188
General Motors Co. 6.60% 2036	45	50
General Motors Co. 6.75% 2046	305	348
General Motors Co. 5.40% 2048	1,575	1,544
General Motors Financial Co. 3.55% 2021	200	200
General Motors Financial Co. 3.50% 2024	1,490	1,427
Home Depot, Inc. 2.80% 2027	860	806
Hyundai Capital America 2.55% 2020[1]	1,235	1,217
Hyundai Capital America 3.25% 2022[1]	1,625	1,589
McDonald’s Corp. 3.35% 2023	130	131
McDonald’s Corp. 3.50% 2027	175	172
McDonald’s Corp. 3.80% 2028	140	141
McDonald’s Corp. 4.875% 2045	475	508
McDonald’s Corp. 4.45% 2047	1,655	1,670
NBC Universal Enterprise, Inc. 5.25% 2049[1]	475	486
Newell Rubbermaid Inc. 2.60% 2019	10	10
Newell Rubbermaid Inc. 3.15% 2021	380	377
Newell Rubbermaid Inc. 3.85% 2023	35	35
Starbucks Corp. 3.10% 2023	1,750	1,743
Starbucks Corp. 3.75% 2047	200	190
Toyota Motor Credit Corp. 2.15% 2022	200	192
Toyota Motor Credit Corp. 2.70% 2023	1,025	999
Toyota Motor Credit Corp. 3.20% 2027	340	331
Toyota Motor Credit Corp. 3.05% 2028	384	367
WPP Finance 2010 3.75% 2024	200	195
		37,181
Real estate 3.19%
Alexandria Real Estate Equities, Inc. 3.95% 2028	35	34
American Campus Communities, Inc. 3.35% 2020	110	110
American Campus Communities, Inc. 3.75% 2023	1,350	1,353
American Campus Communities, Inc. 4.125% 2024	200	201
American Campus Communities, Inc. 3.625% 2027	1,890	1,785
DCT Industrial Trust Inc. 4.50% 2023	60	62
EPR Properties 4.75% 2026	275	270
Essex Portfolio LP 3.625% 2022	200	200
Essex Portfolio LP 3.50% 2025	70	68
Essex Portfolio LP 3.375% 2026	200	191
Hospitality Properties Trust 3.95% 2028	340	310
Host Hotels & Resorts LP 4.50% 2026	220	221
Kimco Realty Corp. 3.40% 2022	1,525	1,509
Kimco Realty Corp. 3.30% 2025	1,000	954
Public Storage 3.094% 2027	100	94
Scentre Group 2.375% 2021[1]	130	126
Scentre Group 3.50% 2025[1]	450	437
Scentre Group 3.75% 2027[1]	2,150	2,083
American Funds Corporate Bond Fund — Page 8 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
UDR, Inc. 3.50% 2028	$300	$285
WEA Finance LLC 2.70% 2019[1]	1,000	995
WEA Finance LLC 3.25% 2020[1]	390	390
Westfield Corp. Ltd. 3.15% 2022[1]	4,585	4,510
		16,188
Industrials 2.99%
3M Co. 2.25% 2023	1,641	1,586
3M Co. 2.25% 2026	80	73
Canadian National Railway Co. 3.20% 2046	35	30
Canadian National Railway Co. 3.65% 2048	330	308
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[3]	31	34
CSX Corp. 3.80% 2028	2,850	2,814
ERAC USA Finance Co. 2.70% 2023[1]	1,675	1,590
General Dynamics Corp. 3.375% 2023	470	472
General Dynamics Corp. 3.75% 2028	1,100	1,108
Lockheed Martin Corp. 1.85% 2018	15	15
Lockheed Martin Corp. 2.50% 2020	83	82
Lockheed Martin Corp. 3.10% 2023	135	134
Lockheed Martin Corp. 3.55% 2026	290	288
Lockheed Martin Corp. 4.50% 2036	10	10
Lockheed Martin Corp. 4.70% 2046	150	160
Northrop Grumman Corp. 2.55% 2022	1,415	1,368
Northrop Grumman Corp. 3.25% 2028	800	757
Rockwell Collins, Inc. 2.80% 2022	390	381
Roper Technologies, Inc. 2.80% 2021	25	25
Siemens AG 2.70% 2022[1]	975	956
Siemens AG 2.00% 2023[1]	500	466
Siemens AG 3.125% 2024[1]	1,100	1,079
Siemens AG 2.35% 2026[1]	990	893
United Technologies Corp. 2.30% 2022	249	240
United Technologies Corp. 3.125% 2027	275	256
United Technologies Corp. 4.15% 2045	100	94
		15,219
Information technology 2.56%
Analog Devices, Inc. 2.50% 2021	25	24
Analog Devices, Inc. 3.125% 2023	40	39
Analog Devices, Inc. 3.50% 2026	235	226
Apple Inc. 2.10% 2022	170	164
Apple Inc. 2.30% 2022	250	243
Apple Inc. 2.90% 2027	675	641
Apple Inc. 3.00% 2027	500	478
Apple Inc. 3.20% 2027	800	778
Apple Inc. 3.35% 2027	370	365
Apple Inc. 3.75% 2047	350	332
Apple Inc. 3.75% 2047	75	72
Apple Inc. 4.25% 2047	400	411
Broadcom Ltd. 3.00% 2022	1,025	1,001
Broadcom Ltd. 3.625% 2024	575	560
Broadcom Ltd. 3.875% 2027	1,605	1,532
Broadcom Ltd. 3.50% 2028	250	230
Microsoft Corp. 1.55% 2021	950	914
Microsoft Corp. 2.40% 2022	250	245
American Funds Corporate Bond Fund — Page 9 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Microsoft Corp. 3.30% 2027	$455	$450
Microsoft Corp. 4.25% 2047	150	159
Oracle Corp. 1.90% 2021	1,425	1,378
Oracle Corp. 4.00% 2046	275	269
Oracle Corp. 4.00% 2047	150	147
Visa Inc. 2.15% 2022	1,400	1,349
Visa Inc. 2.80% 2022	1,000	986
		12,993
Telecommunication services 2.54%
AT&T Inc. 4.35% 2045	1,500	1,305
Deutsche Telekom International Finance BV 6.75% 2018	700	706
Deutsche Telekom International Finance BV 1.95% 2021[1]	250	239
Deutsche Telekom International Finance BV 2.82% 2022[1]	225	220
Deutsche Telekom International Finance BV 2.485% 2023[1]	925	871
Deutsche Telekom International Finance BV 3.60% 2027[1]	500	481
France Télécom 9.00% 2031	385	549
Verizon Communications Inc. 4.50% 2033	1,025	1,007
Verizon Communications Inc. 4.125% 2046	1,273	1,100
Verizon Communications Inc. 4.862% 2046	408	395
Vodafone Group PLC 3.75% 2024[3]	1,000	996
Vodafone Group PLC 4.375% 2028[3]	2,275	2,261
Vodafone Group PLC 5.25% 2048[3]	2,750	2,784
		12,914
Materials 0.98%
Chevron Phillips Chemical Company LLC 3.30% 2023[1]	235	235
Chevron Phillips Chemical Company LLC 3.70% 2028[1]	500	497
Dow Chemical Co. 4.125% 2021	100	102
Dow Chemical Co. 4.625% 2044	100	100
LYB International Finance BV 3.50% 2027	25	24
LYB International Finance BV 4.875% 2044	100	102
LyondellBasell Industries NV 6.00% 2021	200	216
Mosaic Co. 3.25% 2022	125	122
Praxair, Inc. 3.00% 2021	100	100
Sherwin-Williams Co. 2.75% 2022	450	438
Sherwin-Williams Co. 3.125% 2024	450	433
Sherwin-Williams Co. 3.45% 2027	1,000	952
Sherwin-Williams Co. 4.50% 2047	1,095	1,075
Vale SA 6.25% 2026	60	65
Vale SA 6.875% 2039	250	286
Westlake Chemical Corp. 4.375% 2047	235	221
		4,968
Total corporate bonds & notes		432,402
U.S. Treasury bonds & notes 6.16% U.S. Treasury 5.46%
U.S. Treasury 2.50% 2020[3]	3,875	3,881
U.S. Treasury 2.625% 2021	146	146
U.S. Treasury 2.75% 2023	11,670	11,716
U.S. Treasury 2.75% 2023[3]	543	545
American Funds Corporate Bond Fund — Page 10 of 12

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 2028	$5,129	$5,140
U.S. Treasury 3.00% 2048[4]	6,369	6,350
		27,778
U.S. Treasury inflation-protected securities 0.70%
U.S. Treasury Inflation-Protected Security 0.625% 2026[3,4,5]	1,155	1,147
U.S. Treasury Inflation-Protected Security 0.375% 2027[3,5]	1,275	1,237
U.S. Treasury Inflation-Protected Security 0.375% 2027[3,5]	1,188	1,151
		3,535
Total U.S. Treasury bonds & notes		31,313
Bonds & notes of governments & government agencies outside the U.S. 1.28%
Portuguese Republic 5.125% 2024	1,175	1,212
Qatar (State of) 4.50% 2028[1]	1,200	1,206
Qatar (State of) 5.103% 2048[1]	500	498
Saudi Arabia (Kingdom of) 4.00% 2025[1]	1,250	1,242
Saudi Arabia (Kingdom of) 3.625% 2028[1]	2,500	2,370
		6,528
Municipals 0.32% Illinois 0.25%
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[3]	1,305	1,258
South Carolina 0.07%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	350	382
		1,640
Asset-backed obligations 0.02%
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[1,3]	100	99
Total bonds, notes & other debt instruments (cost: $482,149,000)		471,982
Short-term securities 6.09%
Emerson Electric Co. 1.78% due 6/13/2018[1]	9,400	9,394
Freddie Mac 1.79% due 7/26/2018	6,300	6,282
Pfizer Inc. 2.00% due 8/16/2018[1]	7,300	7,269
Société Générale 1.69% due 6/1/2018[1]	8,000	8,000
Total short-term securities (cost: $30,946,000)		30,945
Total investment securities 98.95% (cost: $513,095,000)		502,927
Other assets less liabilities 1.05%		5,336
Net assets 100.00%		$508,263
American Funds Corporate Bond Fund — Page 11 of 12

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 5/31/2018[7] (000)	Unrealized (depreciation) appreciation at 5/31/2018 (000)
5 Year U.S. Treasury Note Futures	Short	15	October 2018	$(1,500)	$(1,708)	$(12)
10 Year Ultra U.S. Treasury Note Futures	Short	45	September 2018	(4,500)	(5,776)	(56)
30 Year Ultra U.S. Treasury Bond Futures	Long	18	September 2018	1,800	2,871	6
						$(62)
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 5/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation at 5/31/2018 (000)
3-month USD-LIBOR	2.51%	11/10/2047	$1,900	$156	$—	$156

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $139,709,000, which represented 27.49% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $246,000, which represented .05% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
Auth. = Authority
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Rev. = Revenue
USD/$ = U.S. dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
MFGEFPX-032-0718O-S66105	American Funds Corporate Bond Fund — Page 12 of 12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Corporate Bond Fund (the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, CA

July 17, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Corporate Bond Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Corporate Bond Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By /s/ David S. Lee
David S. Lee, President and Principal Executive Officer

Date: July 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David S. Lee
David S. Lee, President and Principal Executive Officer

Date: July 31, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 31, 2018